                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K
                                  _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 19, 2004
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  ____________

                           ACACIA RESEARCH CORPORATION
             (Exact name of Registrant as specified in its Charter)


         Delaware                      000-26068                95-4405754
         --------                      ---------                ----------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)              File Number)          Identification No.)


                            500 Newport Center Drive,
                         Newport Beach, California 92660
                    (Address of Principal Executive Offices)


                                 (949) 480-8300
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)

ITEM 7.   EXHIBITS.

        (c) Exhibits.

            99.1  Press Release dated February 19, 2004 of the Registrant.


ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 19, 2004, Acacia Research Corporation issued a press release announcing its earnings for the three months and the year ended December 31, 2003. A copy of that release is furnished as Exhibit 99.1 to this report.

         The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                ACACIA RESEARCH CORPORATION


Date:  February 19, 2004        By:  /s/ Paul R. Ryan
                                     -------------------------------------------
                                     Name:  Paul R. Ryan
                                     Title: Chairman and Chief Executive Officer

                                  Exhibit Index


Exhibit Number         Description
--------------         -----------


   99.1                Press Release dated February 19, 2004, of the Registrant.